Exhibit 21

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

(February 8, 2007)

Name of Subsidiary	Jurisdiction of Incorporation
Achex, Inc.	Delaware
ACN 095 393 338 Pty. Limited	Australia
ACT (Computer Services) Limited	United Kingdom
Active Business Services Limited	United Kingdom
Active Computer Services Limited	United Kingdom
Active Software Projects Limited	United Kingdom
Argencard, S.A.	Argentina
Atlantic Bankcard Properties Corporation	North Carolina
Atlantic States Bankcard Association, Inc.	Delaware
Autocash Pty. Limited	Australia
B1 PTI Services, Inc.	Delaware
Banc One Payment Services, L.L.C. *	Delaware
Bankcard Investigative Group Inc.	Delaware
BOPS Holdings, LLC *	Delaware
Business Office Services, Inc.	Delaware
BUYPASS Inco Corporation	Delaware
BWA Merchant Services Pty. Ltd.	Australia
Call Interactive Holdings LLC	Delaware
CallTeleservices, Inc.	Nebraska
CanPay Holdings, Inc.	Delaware
Cardnet Merchant Services Ltd. *	United Kingdom
Cardservice Canada Company	Canada
Cardservice Delaware, Inc.	Delaware
Cardservice International, Inc.	California
Cardservice Omni Limited	United Kingdom
CardSolve International Inc. Solucartes International Inc.	Canada
Cashcard Australia Limited	Australia
CESI Holdings, Inc.	Delaware
Chase Alliance Partners, L.P. *	Delaware
Chase Merchant Services, L.L.C. *	Delaware
Chase Paymentech Solutions *	Ontario general partnership
Chase Paymentech Solutions, LLC *	Delaware
CIFS Corporation	Delaware
CIFS LLC	Delaware
ClearCheck Payment Solutions, LLC	Delaware
Concord Computing Corporation	Delaware
Concord Corporate Services, Inc.	Delaware
Concord EFS Financial Services, Inc.	Delaware
Concord EFS, Inc.	Delaware
Concord Emerging Technologies, Inc.	Arizona
Concord Equipment Sales, Inc.	Tennessee
Concord Financial Technologies, Inc.	Delaware
Concord NN, LLC	Delaware
Concord One, LLC	Delaware
Concord Payment Services, Inc.	Georgia
Concord Processing, Inc.	Delaware
Concord Transaction Services, LLC	Colorado
Credit Card Holdings Limited	Ireland

Name of Subsidiary	Jurisdiction of Incorporation
Credit Performance Inc.	Delaware
CTS Holdings, LLC	Colorado
CTS, Inc.	Tennessee
CUETS/First Data Merchant Partnership *	Ontario
CUETS/First Data Processing Partnership *	Ontario
DDA Payment Services, LLC	Delaware
Direct Cash Pty. Limited	Australia
DW Holdings Canada ULC	Alberta
DW Holdings, Inc.	Delaware
E-Duction, Inc. *	Delaware
Early Warning Services, LLC *	Delaware
Eastern States Bankcard Association Inc.	New York
Eastern States Monetary Services, Inc.	New York non-profit
EBS Rentals Pty. Limited	Australia
EFS Transportation Services, Inc.	Tennessee
EFTLogix, Inc.	Nevada
Electronic Banking Solutions Limited	Australia
Encorus Hungary L.L.C. *	Hungary
Encorus Singapore Pte. Ltd. *	Singapore
Encorus Technologies GmbH *	Germany
Encorus UK Limited *	United Kingdom
EPOSS Limited *	United Kingdom
EPOSS Processing Limited *	United Kingdom
EPSF Corporation	Delaware
European Merchant Services B.V.	Netherlands
Europrocessing Central East Europe AS	Norway
Europrocessing International ASA	Norway
Europrocessing International CIS	Russia
Europrocessing Slovakia AS	Slovakia
FDC Australia (Acquisitions) Pty Limited	Australia
FDC International Inc.	Delaware
FDC Offer Corporation *	Delaware
FDFS Holdings, LLC	Delaware
FDGS Holdings General Partner II, LLC *	Delaware
FDGS Holdings, LLC *	Delaware
FDGS Holdings, LP *	Delaware
FDI Merchant Services Holding (Netherlands) B.V.	Netherlands
FD Internal Corporation	Delaware
FDMS Mexico Holdings Inc.	Canada
FDMS Partner, Inc.	Delaware
FDR (First Data Resources) Europe B.V.	Netherlands
FDR Interactive Technologies Corporation	New York
FDR Ireland Limited	Delaware
FDR Limited	Delaware
FDR Missouri Inc.	Delaware
FDR Signet Inc.	Delaware
FDR Subsidiary Corp.	Delaware
FDR U.K. Limited	United Kingdom
Federated Union Systems, Limited	Ireland
Federated Union Systems Europe, Limited	Ireland
First Data Acquisition Corp.	Canada
First Data APSS Coöperatief U.A.	Netherlands
First Data Asia Pte Ltd.	Singapore

Name of Subsidiary	Jurisdiction of Incorporation
First Data Austria GmbH	Austria
First Data Austria Holdings GmbH	Austria
First Data Aviation LLC	Delaware
First Data Canada General Partnership No. 1	Canada
First Data Canada Limited	Ontario
First Data Capital, Inc.	Delaware
First Data Central and Eastern Europe and Nordics ASA	Norway
First Data (China) Co., Ltd.	Mauritius
First Data Commercial Services Holdings, Inc.	Delaware
First Data Communications Corporation	Delaware
First Data Corporation Australia (Holdings) Pty Limited	Australia
First Data de Mexico, S.A. de C.V.	Mexico
First Data Digital Certificates Inc.	Delaware
First Data Financial Services, L.L.C.	Delaware
First Data Foundation	Colorado non-profit
First Data Government Solutions, Inc. *	Delaware
First Data Government Solutions, LLC *	Delaware
First Data Government Solutions, LP *	Delaware
First Data GB Limited	United Kingdom
First Data Global Services Limited	Ireland
First Data GmbH	Germany
First Data (Greece) US Holding Corp.	Delaware
First Data (Greece) International Holdings SA	Greece
First Data Hellas Processing Services S.A.	Greece
First Data Holding I (Netherlands) B.V.	Netherlands
First Data Holding II (Netherlands) B.V.	Netherlands
First Data Hong Kong Limited	Hong Kong
First Data (India) Private Limited	India
First Data Ibérica, S.A. *	Spain
First Data Integrated Services Inc.	Delaware
First Data International (France) SARL	France
First Data International (Italia) Srl	Italy
First Data International Korea, Inc.	Korea
First Data Japan Co., Ltd.	Japan
First Data Korea Limited	Korea
First Data Latin America Inc.	Delaware
First Data Loan Company, Canada	Canada
First Data Luxembourg SARL	Luxembourg
First Data (Mauritius) Holding Company	Mauritius
First Data Merchant Services Corporation	Florida
First Data Merchant Services México, S. de R.L. de C.V.	Mexico
First Data Merchant Services Northeast, LLC	Delaware
First Data Merchant Services Southeast, L.L.C.	Delaware
First Data Mobile GmbH	Germany
First Data Mobile Holdings, Inc.	Delaware
First Data Mobile (Bermuda) Holdings, Ltd. *	Bermuda
First Data Mobile Holdings Limited *	Ireland
First Data Mobile Payments Limited *	Ireland
First Data Mobile Solutions Limited *	Ireland
First Data New Zealand Limited	New Zealand
First Data (Norway) Holding	Norway
First Data Operations Austria GmbH	Austria
First Data Operations Luxembourg SARL	Luxembourg

Name of Subsidiary	Jurisdiction of Incorporation
First Data Operations (Netherlands) Coöperatief U.A.	Netherlands
First Data Pittsburgh Alliance Partner Inc.	Delaware
First Data POS, Inc.	Georgia
First Data Procurements México, S. de R.L. de C.V.	Mexico
First Data Real Estate Holdings L.L.C.	Delaware
First Data Resources Asia-Pacific Limited	Australia
First Data Resources Australasia Limited	Australia
First Data Resources Australia Limited	Australia
First Data Resources Canada, Inc.	Ontario
First Data Resources Holdings Pty Limited	Australia
First Data Resources, LLC	Delaware
First Data Resources Investments Pty Limited	Australia
First Data Resources Limited	United Kingdom
First Data Retail ATM Services L.P.	Texas
First Data Romania	Romania
First Data Secure LLC	Delaware
First Data Serbia & Montenegro d.o.o.	Serbia
First Data (Singapore) Pte Ltd.	Singapore
First Data Solutions L.L.C.	Delaware
First Data Technologies, Inc.	Delaware
First Data UK LLP	United Kingdom
First Data Voice Services	Delaware general partnership
First Data, L.L.C.	Delaware
First Data/Paymentech Canada Partner Inc.	Canada
First Financial Bank	Colorado
First POS B.V.	Netherlands
Four Square Software Limited	United Kingdom
FSM Services Inc.	Delaware
FTS (NSW) Pty. Limited	Australia
Gift Card Services, Inc.	Oklahoma
Gratitude Holdings LLC	Delaware
Greenpark Investments SL *	Spain
H & F Services, Inc.	Tennessee
Harcal Number Two Limited	United Kingdom
Hardcash Limited *	United Kingdom
Huntington Merchant Services, L.L.C. *	Delaware
ICVerify, Inc.	Delaware
IDLogix, Inc.	Delaware
Initial Merchant Services, LLC	Delaware
Integrated Payment Systems Canada Inc.	Canada
Integrated Payment Systems Inc.	Delaware
IPS Card Solutions, Inc.	Maryland
IPS Holdings Inc.	Delaware
IPS Inc.	Colorado
JOT, Inc.	Nevada
Liberty RMC, LLC	Delaware
Linkpoint International, Inc.	Nevada
Loyaltyco LLC	Delaware
Managed Care International Limited *	United Kingdom
MAS Holdings Limited	United Kingdom
MAS Inco Corporation	Delaware
MAS Ohio Corporation	Delaware
Merchant-Link, LLC *	Delaware

Name of Subsidiary	Jurisdiction of Incorporation
Merchant Solutions Pte Ltd.	Singapore
Mokejimo Korteliu Sistemos UAB	Lithuania
Money Network Financial, LLC *	Delaware
National Payment Systems Inc.	New York
Netherlands Merchant Services BV *	Netherlands
New Payment Services, Inc.	Georgia
Nihon Card Processing Co., Ltd. *	Japan
Northern Gaming Systems Pty. Limited	Australia
NPSF Corporation	Delaware
Omega Logic Limited *	United Kingdom
Omnipay Limited *	Ireland
PayCan Holdings, Inc.	Delaware
Paycare Limited	United Kingdom
Paymentech Canada Debit, Inc. *	Ontario
Paymentech Employee Resources, LLC *	Delaware
Paymentech, Inc. *	Delaware
Paymentech, L.P. *	Delaware
Paymentech Management Resources, Inc. *	Delaware
Paymentech Salem Services, LLC *	Delaware
PayPoint Electronic Payment Systems, LLC	Delaware
PaySys de Costa Rica, S.A.	Costa Rica
PaySys do Brasil Ltda.	Brazil
PaySys Europe, B.V.	Netherlands
PaySys International, Inc.	Florida
PaySys International Limited	Ireland
PaySys International Pty. Ltd.	Australia
PaySys S.A. (Proprietary) Limited	South Africa
Peace Software, Inc.	Delaware
Peace Software Australia Ltd.	New Zealand
Peace Software Australia Pty Ltd.	Australia
Peace Software Canada, Inc.	Canada
Peace Software Europe Ltd.	New Zealand
Peace Software Europe Operations Ltd.	Ireland
Peace Software Ltd.	Ireland
Peace Software New Zealand Ltd.	New Zealand
Peace Software North America Ltd.	New Zealand
Peace Software U.K. Limited	United Kingdom
PNC Merchant Services Company *	Delaware General Partnership
POS Holdings, Inc.	California
Processing Center, S.A. *	Panama
PT1 General Partner, LLC *	Delaware
Publicdatasystems, Inc.	Delaware
QSAT LLC	Delaware
REMITCO LLC	Delaware
Research Park Association, Inc.	Florida not-for-profit
Ringstones Online Limited *	United Kingdom
Sagebrush Holdings Inc.	Delaware
Sagetown Holdings Inc.	Delaware
Sageville Holdings LLC	Delaware
Shared Global Systems, Inc.	Texas
SIA Banku Servis Centrs	Latvia
Signet	United Kingdom
Signet Processing, Ltd.	United Kingdom

Name of Subsidiary	Jurisdiction of Incorporation
Size Technologies, Inc.	California
Southern Telecheck, Inc.	Louisiana
Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Star Systems Assets, Inc.	Delaware
Star Systems, Inc.	Delaware
Star Systems, LLC	Delaware
Strategic Investment Alternatives, LLC	Delaware
SunTrust Merchant Services, LLC *	Delaware
SurePay Real Estate Holdings, Inc.	Delaware
SY Holdings, Inc.	Delaware
TASQ Canada, Inc.	Canada
TASQ Corporation	Delaware
TASQ Technology, Inc.	California
Taxware, LLC *	Delaware
Taxware, LP *	Delaware
Technology Solutions International, Inc.	Georgia
TeleCash GmbH & Co. KG	Germany
TeleCash Holding GmbH & Co. KG	Germany
TeleCash Management GmbH	Germany
TeleCash Verwaltungs GmbH	Germany
Tele-Check New Zealand Limited	New Zealand
TeleCheck (Australia) Pty Limited	New Zealand
TeleCheck Acquisition LLC	Delaware
TeleCheck Acquisition-Michigan, LLC	Delaware
TeleCheck Holdings, Inc.	Georgia
TeleCheck International, Inc.	Georgia
TeleCheck Payment Systems Limited	New Zealand
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania
TeleCheck Services Canada, Inc.	Canada
TeleCheck Services Ontario Limited	Canada
TeleCheck Services, Inc.	Delaware
TeleCheck Services of Puerto Rico, Inc.	Georgia
Tellan Software, Inc.	Delaware
The Joint Credit Card Company Limited	United Kingdom
TRS Recovery Services, Inc.	Colorado
Transaction Solutions Holdings, Inc.	Delaware
Transaction Solutions, LLC *	Delaware
Transacty doo	Serbia & Montenegro
Transacty Slovakia AS	Slovakia
Turiff International *	British Virgin Islands
Unibex, LLC	Delaware
Unified Merchant Services	Georgia General Partnership
Unified Network Payment Solutions *	Ontario Partnership
Unified Network Payment Systems *	Ontario Partnership
Unified Partner, Inc.	Delaware
USPI—Canada Inc.	Canada
ValueLink, LLC	Delaware
Virtual Financial Services, LLC	Delaware
Wells Fargo Merchant Services, L.L.C. *	Delaware
Yclip, LLC	Delaware

*	Entities not wholly owned by First Data